[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) RESEARCH
                SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) RESEARCH SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
                                                         General Partner (since 1993); Cambridge
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           Nutraceuticals (professional nutritional
Brigham and Women's Hospital, Chief of Cardiac           products), Chief Executive Officer (until May
Surgery; Harvard Medical School, Professor of            2001); Paragon Trade Brands, Inc. (disposable
Surgery                                                  consumer products), Director (until January 2002)

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf.)
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -24.54% and Service Class shares returned -24.72%. These returns, which include the reinvestment of dividend and capital gains distributions, compare with a return of -22.09% over the same period for the series' benchmark, the Standard and Poor's 500 Stock Index (the S&P 500). The S&P 500 is a commonly used measure of the broad stock market.

DIFFICULT YEAR FOR THE STOCK MARKET
All of the large sectors in the S&P 500 posted negative returns for 2002. This was the first time all sectors were down since Standard & Poor's started collecting sector data in 1981. Deteriorating economic conditions, corporate accounting scandals, and the possibility of war with Iraq contributed to the market's decline. Technology, telecommunications, and utilities stocks were particularly hard hit; each was down more than 30% for the year.

Fortunately, we owned few utilities and, relative to the S&P 500, were underweighted in technology and telecommunications. Utilities were weak because of overcapacity and lower revenues that were the result of higher costs and fallout from the Enron scandals. Technology stocks suffered primarily from a lack of corporate spending. Telecommunications companies performed poorly in the face of fierce competition for customers.

SOLID RETURNS FROM FINANCIAL AND DEFENSE STOCKS
Relative to our benchmark, the series was overweighted in financials, especially property and casualty insurance companies, and those holdings helped performance. For the past 12 months, property and casualty insurers were able to increase premiums. As a group, many firms in the sector were up modestly at a time when the rest of the market was down. Within banking, Bank of America, with its strong consumer base and limited exposure to Latin American debt, was a standout for the fund because of the strong performance of its consumer business lines.

WEAK PERFORMANCE FROM SELECTED STOCKS
Although financials did well for us as a group, there were a few individual firms that did not perform well at all. FleetBoston was hurt by its exposure to turbulent markets in Brazil and Argentina. Capital One, a credit card company, was forced by regulators to increase its bad loan and capital reserves because the company had aggressively pursued consumers with weak credit histories.

Other stocks that performed particularly poorly for the portfolio were Tyco, Bristol-Myers Squibb, and AmDocs Ltd. Mismanagement and accounting scandal rocked Tyco. Bristol-Myers' stock declined as many of its drugs came off patent protection. Amdocs Ltd., a software firm that supports the telecommunications industry, was hurt when accounting scandals at its two biggest clients, WorldCom and Qwest, hit those firms.

FUTURE OPPORTUNITIES FROM PHARMACEUTICALS AND UNDERPRICED STOCKS
We think that many of the strong performing financial stocks were nearing fair value, and we would expect to start switching some of those assets to other holdings. After a year of falling prices, pharmaceutical stocks were attractively valued, in our opinion. Eli Lilly, Pfizer, and Forest Labs all have a potentially strong lineup of drugs in the approval pipeline and face limited competition from generic drugs.

After a difficult year in the market, we've been finding many stocks whose prices are well below what we think they're worth. In particular, we're interested in larger, well-known names in established markets. We feel that some of these well-run companies were unfairly punished by market declines in 2002. We'll be looking closely at companies where we see relatively stable earnings and a broad business mix. We think that business mix is important; if one division of a company falters, other more successful business units may be able to make up the lost earnings.

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the series under the general supervision of Mr. Antonelli.

Note to Shareholders: Effective February 28, 2002, David A. Antonelli, Director of International Equity Research since 1999, began to oversee our U.S. and non-U.S. equity research analysts in the role of Director of Global Equity Research.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

SERIES FACTS

Objective: Seeks long-term growth of capital and future income.

Commencement of investment operations: July 26, 1995

Class inception: Initial Class July 26, 1995
                 Service Class May 1, 2000

Size: $495.1 million as of December 31, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2002. Index information is from August 1, 1995.)

                           MFS Research             Standard & Poor's 500
                        Series - Class IC              Composite Index
        "7/95"              $10,000                       $10,000
        "12/95"              11,062                        11,076
        "12/96"              13,533                        13,618
        "12/98"              20,080                        23,349
        "12/00"              23,701                        25,691
        "12/02"              14,085                        17,638

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS
                                       1 Year     3 Years     5 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return               -24.54%     -43.45%     -13.45%    +40.85%
--------------------------------------------------------------------------------
Average Annual Total Return           -24.54%     -17.31%     - 2.85%    + 4.72%
--------------------------------------------------------------------------------

SERVICE CLASS
                                       1 Year     3 Years     5 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return               -24.72%     -43.77%     -13.93%    +40.07%
--------------------------------------------------------------------------------
Average Annual Total Return           -24.72%     -17.46%     - 2.96%    + 4.64%
--------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                       1 Year     3 Years     5 Years      Life*
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#    -22.09%     -14.54%     - 0.58%    + 7.95%
--------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2002. Index information is from August 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2002

Stocks - 96.5%
-----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 88.8%
  Advertising & Broadcasting - 0.3%
    Lamar Advertising Co., "A"*                                                         39,800       $  1,338,474
-----------------------------------------------------------------------------------------------------------------
  Aerospace - 1.2%
    Lockheed Martin Corp.                                                              100,700       $  5,815,425
-----------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 6.1%
    Bank of America Corp.                                                              179,110       $ 12,460,683
    Banknorth Group, Inc.                                                              104,400          2,359,440
    FleetBoston Financial Corp.                                                        213,230          5,181,489
    SouthTrust Corp.                                                                   134,180          3,334,373
    SunTrust Banks, Inc.                                                               108,700          6,187,204
    Wachovia Corp.                                                                      15,800            575,752
                                                                                                     ------------
                                                                                                     $ 30,098,941
-----------------------------------------------------------------------------------------------------------------
  Biotechnology - 1.2%
    Abbott Laboratories, Inc.                                                          151,100       $  6,044,000
-----------------------------------------------------------------------------------------------------------------
  Business Services - 1.2%
    Automatic Data Processing, Inc.                                                    150,130       $  5,892,603
-----------------------------------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Air Products & Chemicals, Inc.                                                      28,710       $  1,227,353
-----------------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    Dell Computer Corp.*                                                                27,350       $    731,339
-----------------------------------------------------------------------------------------------------------------
  Computer Software - 1.4%
    Oracle Corp.*                                                                      627,110       $  6,772,788
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.4%
    Microsoft Corp.*                                                                   129,700       $  6,705,490
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.1%
    SunGard Data Systems, Inc.*                                                        124,440       $  2,931,806
    VERITAS Software Corp.*                                                            155,900          2,435,158
                                                                                                     ------------
                                                                                                     $  5,366,964
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.1%
    Network Associates, Inc.*                                                           32,100       $    516,489
-----------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 6.0%
    Avon Products, Inc.                                                                 66,700       $  3,593,129
    Gillette Co.                                                                        58,120          1,764,523
    Kimberly-Clark Corp.                                                                72,900          3,460,563
    Philip Morris Cos., Inc.                                                           268,000         10,862,040
    Procter & Gamble Co.                                                               115,360          9,914,039
                                                                                                     ------------
                                                                                                     $ 29,594,294
-----------------------------------------------------------------------------------------------------------------
  Containers - 1.1%
    Smurfit-Stone Container Corp.*                                                     356,900       $  5,493,048
-----------------------------------------------------------------------------------------------------------------
  Electronics - 0.9%
    Analog Devices, Inc.*                                                              127,812       $  3,050,872
    Novellus Systems, Inc.*                                                             56,300          1,580,904
                                                                                                     ------------
                                                                                                     $  4,631,776
-----------------------------------------------------------------------------------------------------------------
  Energy - 1.4%
    ConocoPhillips*                                                                     83,900       $  4,059,921
    Equitable Resources, Inc.                                                           43,610          1,528,094
    TXU Corp.                                                                           70,400          1,315,072
                                                                                                     ------------
                                                                                                     $  6,903,087
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 3.4%
    AOL Time Warner, Inc.*                                                             389,300       $  5,099,830
    Clear Channel Communications, Inc.*                                                 34,300          1,279,047
    Viacom, Inc., "B"*                                                                 254,341         10,366,939
                                                                                                     ------------
                                                                                                     $ 16,745,816
-----------------------------------------------------------------------------------------------------------------
  Financial Institutions - 9.5%
    Charter One Financial, Inc.                                                         89,030       $  2,557,832
    Citigroup, Inc.                                                                    451,708         15,895,605
    Fannie Mae                                                                         131,230          8,442,026
    Freddie Mac                                                                        157,550          9,303,327
    Goldman Sachs Group, Inc.                                                           88,900          6,054,090
    Merrill Lynch & Co., Inc.                                                          131,560          4,992,702
                                                                                                     ------------
                                                                                                     $ 47,245,582
-----------------------------------------------------------------------------------------------------------------
  Financial Services - 1.3%
    Mellon Financial Corp.                                                             241,100       $  6,295,121
-----------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 4.5%
    Anheuser-Busch Cos., Inc.                                                          132,100       $  6,393,640
    Kellogg Co.                                                                         93,400          3,200,818
    PepsiCo, Inc.                                                                      299,100         12,628,002
                                                                                                     ------------
                                                                                                     $ 22,222,460
-----------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.2%
    Bowater, Inc.                                                                       32,900       $  1,380,155
    International Paper Co.                                                            136,900          4,787,393
                                                                                                     ------------
                                                                                                     $  6,167,548
-----------------------------------------------------------------------------------------------------------------
  Industrial Gases - 0.5%
    Praxair, Inc.                                                                       45,940       $  2,653,954
-----------------------------------------------------------------------------------------------------------------
  Insurance - 5.1%
    Allstate Corp.                                                                      97,900       $  3,621,321
    Chubb Corp.                                                                         74,600          3,894,120
    Hartford Financial Services Group, Inc.                                             91,970          4,178,197
    MetLife, Inc.                                                                      182,920          4,946,157
    The St. Paul Cos., Inc.                                                            120,830          4,114,261
    Travelers Property Casualty Corp.                                                  149,961          2,196,929
    Travelers Property Casualty Corp., "B"                                             168,154          2,463,456
                                                                                                     ------------
                                                                                                     $ 25,414,441
-----------------------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Deere & Co.                                                                         34,100       $  1,563,485
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 12.9%
    Eli Lilly & Co.                                                                    212,600       $ 13,500,100
    Forest Laboratories, Inc.*                                                          59,500          5,844,090
    Johnson & Johnson Co.                                                              301,800         16,209,678
    Pfizer, Inc.                                                                       738,490         22,575,639
    Schering Plough Corp.                                                              261,400          5,803,080
                                                                                                     ------------
                                                                                                     $ 63,932,587
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.0%
    Genzyme Corp.*                                                                     154,200       $  4,559,848
    HEALTHSOUTH Corp.*                                                                 389,400          1,635,480
    Laboratory Corp. of America Holdings*                                              107,500          2,498,300
    Lincare Holdings, Inc.*                                                             38,800          1,226,856
                                                                                                     ------------
                                                                                                     $  9,920,484
-----------------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.8%
    Alcoa, Inc.                                                                        172,900       $  3,938,662
-----------------------------------------------------------------------------------------------------------------
  Oil Services - 0.7%
    GlobalSantaFe Corp.                                                                 31,528       $    766,761
    Schlumberger Ltd.                                                                   61,800          2,601,162
                                                                                                     ------------
                                                                                                     $  3,367,923
-----------------------------------------------------------------------------------------------------------------
  Oils - 3.0%
    Devon Energy Corp.                                                                  28,950       $  1,328,805
    ExxonMobil Corp.                                                                   393,860         13,761,468
                                                                                                     ------------
                                                                                                     $ 15,090,273
-----------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.3%
    Gannett Co., Inc.                                                                    7,000       $    502,600
    New York Times Co.                                                                  26,400          1,207,272
                                                                                                     ------------
                                                                                                     $  1,709,872
-----------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.6%
    Starwood Hotels & Resorts Co.                                                      119,100       $  2,827,434
-----------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.9%
    CEC Entertainment, Inc.*                                                            42,700       $  1,310,890
    Hilton Hotels Corp.                                                                111,600          1,418,436
    Yum! Brands, Inc.*                                                                 71,100          1,722,042
                                                                                                     ------------
                                                                                                     $  4,451,368
-----------------------------------------------------------------------------------------------------------------
  Retail - 7.7%
    Home Depot, Inc.                                                                   343,280       $  8,224,989
    Kohl's Corp.*                                                                       33,400          1,868,730
    Target Corp.                                                                       245,800          7,374,000
    Wal-Mart Stores, Inc.                                                              359,620         18,164,406
    Walgreen Co.                                                                        79,800          2,329,362
                                                                                                     ------------
                                                                                                     $ 37,961,487
-----------------------------------------------------------------------------------------------------------------
  Special Products & Services - 2.9%
    3M Co.                                                                              49,690       $  6,126,777
    Illinois Tool Works, Inc.                                                           97,000          6,291,420
    SPX Corp.*                                                                          54,920          2,056,754
                                                                                                     ------------
                                                                                                     $ 14,474,951
-----------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Kroger Co.*                                                                         90,200       $  1,393,590
    Safeway, Inc.*                                                                      93,200          2,177,152
                                                                                                     ------------
                                                                                                     $  3,570,742
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - 4.1%
    AT&T Corp.                                                                         104,640       $  2,732,150
    BellSouth Corp.                                                                    523,300         13,537,771
    EchoStar Communications Corp.*                                                     172,000          3,828,720
                                                                                                     ------------
                                                                                                     $ 20,098,641
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.1%
    Cisco Systems, Inc.*                                                               776,800       $ 10,176,080
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    PPL Corp.                                                                           39,320       $  1,363,618
    Public Service Enterprise Group                                                     39,800          1,277,580
                                                                                                     ------------
                                                                                                     $  2,641,198
-----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                    $439,602,180
-----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.7%
  Bermuda - 2.6%
    Accenture Ltd. (Business Services)*                                                123,100       $  2,214,569
    Ace Ltd. (Insurance)                                                               218,600          6,413,724
    XL Capital Ltd. (Insurance)                                                         56,370          4,354,582
                                                                                                     ------------
                                                                                                     $ 12,982,875
-----------------------------------------------------------------------------------------------------------------
  Canada - 1.0%
    Encana Corp. (Utilities - Gas)                                                     160,400       $  4,954,605
-----------------------------------------------------------------------------------------------------------------
  Switzerland - 0.8%
    Syngenta AG (Chemicals)                                                             67,080       $  3,883,247
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 3.3%
    BHP Billiton PLC (Metals & Mining)                                                  93,000       $    496,482
    BP Amoco PLC (Oils)*                                                             1,411,600          9,699,501
    Diageo PLC (Food & Beverage Products)*                                             325,680          3,537,568
    Rio Tinto Group (Metals & Mining)*                                                  24,200            482,889
    Willis Group Holdings Ltd. (Insurance)*                                             85,600          2,454,152
                                                                                                     ------------
                                                                                                     $ 16,670,592
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                 $ 38,491,319
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $536,112,101)                                                         $478,093,499
-----------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.0%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 1/02/03, at Amortized Cost                      $9,744       $  9,743,662
-----------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.7%
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 12/31/02, due 1/02/03, total to be received $8,410,359 (secured by various U.S. Treasury and Federal
      Agency obligations in a jointly traded account), at Cost                          $8,410       $  8,409,798
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $554,265,561)                                                    $496,246,959

Other Assets, Less Liabilities - (0.2)%                                                                (1,118,748)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                  $495,128,211
-----------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $554,265,561)           $ 496,246,959
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         9,077,760
  Cash                                                                   10,097
  Receivable for investments sold                                     3,115,741
  Receivable for series shares sold                                     174,824
  Interest and dividends receivable                                     803,118
                                                                  -------------
      Total assets                                                $ 509,428,499
                                                                  -------------
Liabilities:
  Payable for investments purchased                               $   4,359,766
  Payable for series shares reacquired                                  702,525
  Collateral for securities loaned, at value                          9,077,760
  Payable to affiliates -
    Management fee                                                       10,173
    Shareholder servicing agent fee                                         475
    Distribution fee                                                         42
  Accrued expenses and other liabilities                                149,547
                                                                  -------------
      Total liabilities                                           $  14,300,288
                                                                  -------------
Net assets                                                        $ 495,128,211
                                                                  =============
Net assets consist of:
  Paid-in capital                                                 $ 915,968,289
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (58,013,249)
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                              (366,170,119)
  Accumulated undistributed net investment income                     3,343,290
                                                                  -------------
      Total                                                       $ 495,128,211
                                                                  =============
Shares of beneficial interest outstanding                           45,926,092
                                                                    ==========
Initial Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $488,917,040 / 45,347,677 shares
    of beneficial interest outstanding)                               $10.78
                                                                      ======
Service Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $6,211,171 / 578,415 shares
    of beneficial interest outstanding)                               $10.74
                                                                      ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $   8,595,864
    Interest                                                            382,440
    Foreign taxes withheld                                              (72,475)
                                                                  -------------
      Total investment income                                     $   8,905,829
                                                                  -------------
  Expenses -
    Management fee                                                $   4,805,846
    Trustees' compensation                                               17,036
    Shareholder servicing agent fee                                     224,273
    Distribution fee (Service Class)                                     15,684
    Administrative fee                                                   70,074
    Custodian fee                                                       280,291
    Printing                                                            157,272
    Postage                                                                 155
    Auditing fees                                                        32,400
    Legal fees                                                            4,036
    Miscellaneous                                                         7,311
                                                                  -------------
      Total expenses                                              $   5,614,378
    Fees paid indirectly                                                (70,452)
                                                                  -------------
      Net expenses                                                $   5,543,926
                                                                  -------------
        Net investment income                                     $   3,361,903
                                                                  -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $(159,249,984)
    Foreign currency transactions                                       (19,090)
                                                                  -------------
      Net realized loss on investments and foreign
        currency transactions                                     $(159,269,074)
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ (33,229,608)
    Translation of assets and liabilities in foreign
      currency                                                            7,268
                                                                  -------------
      Net unrealized loss on investments and foreign
        currency translation                                      $ (33,222,340)
                                                                  -------------
        Net realized and unrealized loss on investments
          and foreign currency                                    $(192,491,414)
                                                                  -------------
          Decrease in net assets from operations                  $(189,129,511)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                           2002               2001
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                  $   3,361,903     $    1,831,451
  Net realized loss on investments and foreign currency transactions      (159,269,074)      (204,972,129)
  Net unrealized loss on investments and foreign currency translation      (33,222,340)       (36,470,164)
                                                                         -------------     --------------
    Decrease in net assets from operations                               $(189,129,511)    $ (239,610,842)
                                                                         -------------     --------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                             $  (1,784,577)    $     (127,724)
  From net investment income (Service Class)                                    (7,129)              --
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                                  --         (120,745,734)
  From net realized gain on investments and foreign currency
    transactions (Service Class)                                                  --             (610,927)
  In excess of net realized gain on investment and foreign currency
    transactions (Initial Class)                                                  --           (1,977,133)
  In excess of net realized gain on investment and foreign currency
    transactions (Service Class)                                                  --              (10,004)
                                                                         -------------     --------------
    Total distributions declared to shareholders                         $  (1,791,706)    $ (123,471,522)
                                                                         -------------     --------------
Net increase (decrease) in net assets from series share transactions     $(130,440,854)    $   92,269,729
                                                                         -------------     --------------
    Total decrease in net assets                                         $(321,362,071)    $ (270,812,635)
Net assets:
  At beginning of period                                                 $ 816,490,282     $1,087,302,917
                                                                         -------------     --------------
  At end of period (including accumulated undistributed net
    investment income of $3,343,290 and $1,792,183 respectively)         $ 495,128,211     $  816,490,282
                                                                         =============     ==============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------
INITIAL CLASS SHARES                                         2002            2001             2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                      $14.32          $20.80           $23.34        $19.05        $15.80
                                                           ------          ------           ------        ------        ------
Income from investment operations# -
  Net investment income                                    $ 0.06          $ 0.03           $ 0.01        $ 0.02        $ 0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        (3.57)          (4.15)           (1.00)         4.52          3.59
                                                           ------          ------           ------        ------        ------
      Total from investment operations                     $(3.51)         $(4.12)          $(0.99)       $ 4.54        $ 3.65
                                                           ------          ------           ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                               $(0.03)         $(0.00)*         $(0.01)       $(0.04)       $(0.03)
  From net realized gain on investments and foreign
    currency transactions                                    --             (2.32)           (1.54)        (0.21)        (0.37)
  In excess of net realized gain on investments and
    foreign currency transactions                            --             (0.04)            --            --            --
                                                           ------          ------           ------        ------        ------
      Total distributions declared to shareholders         $(0.03)         $(2.36)          $(1.55)       $(0.25)       $(0.40)
                                                           ------          ------           ------        ------        ------
Net asset value - end of period                            $10.78          $14.32           $20.80        $23.34        $19.05
                                                           ======          ======           ======        ======        ======
Total return                                               (24.54)%        (21.25)%          (4.85)%       24.05%        23.39%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 0.87%           0.89%            0.85%         0.86%         0.86%
  Net investment income                                      0.52%           0.20%            0.05%         0.08%         0.33%
Portfolio turnover                                             98%             99%              93%           91%           83%
Net assets at end of period (000 Omitted)                $488,917        $808,889       $1,083,760      $883,578      $567,778

 * Per share amount was less than $0.01.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                                                                               PERIOD ENDED
                                                                          -----------------------------        DECEMBER 31,
                                                                               2002                2001               2000*
SERVICE CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                                        $14.27              $20.78              $23.13
                                                                             ------              ------              ------
Income from investment operations# -
  Net investment income (loss)                                               $ 0.04              $ 0.00**            $(0.03)###
  Net realized and unrealized loss on investments and
    foreign currency                                                          (3.56)              (4.15)              (2.32)
                                                                             ------              ------              ------
      Total from investment operations                                       $(3.52)             $(4.15)             $(2.35)
                                                                             ------              ------              ------
Less distributions declared to shareholders -
  From net investment income                                                 $(0.01)             $ --                $ --
  From net realized gain on investments and foreign
    currency transactions                                                      --                 (2.32)               --
  In excess of net realized gain on investments and foreign currency
    transactions                                                               --                 (0.04)               --
                                                                             ------              ------              ------
      Total distributions declared to shareholders                           $(0.01)             $(2.36)             $ --
                                                                             ------              ------              ------
Net asset value - end of period                                              $10.74              $14.27              $20.78
                                                                             ======              ======              ======
Total return                                                                 (24.72)%            (21.39)%             (4.98)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                   1.10%               1.09%               1.05%+
  Net investment income (loss)                                                 0.32%               0.00%              (0.15)%+
Portfolio turnover                                                               98%                 99%                 93%
Net assets at end of period (000 Omitted)                                    $6,211              $7,601              $3,543

  * For the period from the inception of the Service Class, May 1, 2000, through December 31, 2000.
 ** Per share amount was less than $0.01.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net investment income for the period because of the timing of sales of fund shares and the amount of per share net investment income at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2002, there were 127 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase & Co., as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and J.P. Morgan Chase & Co. provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned was $8,774,877. These loans were collateralized by cash of $9,077,760 which was invested in the following short-term obligation:

                                                                AMORTIZED COST
                                                    SHARES           AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     9,077,760          $9,077,760

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $18,606 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $51,846 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                        DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                            $1,791,706          $ 11,355,430
    Long-term capital gain                          --              112,116,092
                                               ----------          ------------
Total distributions declared                   $1,791,706          $123,471,522
                                               ==========          ============

During the year ended December 31, 2002, accumulated undistributed net investment income decreased by $19,090, and accumulated net realized loss on investments and foreign currency transactions decreased by $19,090, due to differences between book and tax accounting for currency transactions and capital losses. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

             Undistributed ordinary income           $   3,343,290
             Capital loss carryforward                (362,089,440)
             Unrealized loss                           (62,093,928)

For federal income tax purposes, the capital loss carry-forward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, $(199,238,227) and December 31, 2010, $(162,851,213).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

             First $2 billion                          0.0175%
             Next $2.5 billion                         0.0130%
             Next $2.5 billion                         0.0005%
             In excess of $7 billion                   0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.23% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $612,925,782 and $744,392,854, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $558,346,240
                                                                 ------------
Gross unrealized depreciation                                    $(74,218,101)
Gross unrealized appreciation                                      12,118,820
                                                                 ------------
    Net unrealized depreciation                                  $(62,099,281)
                                                                 ============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                               YEAR ENDED DECEMBER 31, 2002        YEAR ENDED DECEMBER 31, 2001
                                          ---------------------------------   ---------------------------------
                                                  SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                    4,630,045        $59,783,345        8,872,500      $ 147,257,516
Shares issued to shareholders in
  reinvestment of distributions                  133,830          1,783,722        7,500,033        122,850,543
Shares redeemed                              (15,905,825)      (192,644,431)     (11,983,412)      (183,785,600)
                                             -----------      -------------      -----------      -------------
    Net increase (decrease)                  (11,141,950)     $(131,077,364)       4,389,121      $  86,322,459
                                             ===========      =============      ===========      =============

Service Class shares
                                               YEAR ENDED DECEMBER 31, 2002        YEAR ENDED DECEMBER 31, 2001
                                          ---------------------------------   ---------------------------------
                                                  SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                      615,604      $   7,005,645          415,355      $   6,688,839
Shares issued to shareholders in
  reinvestment of distributions                      536              7,128           38,036            620,979
Shares redeemed                                 (570,335)        (6,376,263)         (91,311)        (1,362,548)
                                             -----------      -------------      -----------      -------------
    Net increase                                  45,805      $     636,510          362,080      $   5,947,270
                                             ===========      =============      ===========      =============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $5,185 which is based on the average daily-unused portion of the line of credit is included in miscellaneous expense. The series had no significant borrowings during the year.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series, (the "Series") (one of the series constituting MFS Variable Insurance Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003
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FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100.00%.
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(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        VFR-ANN 2/03 225M